Exhibit 19


                     The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or she knows of or has reason to believe that such information is not accurate.


Dated: March 13, 2000


GREENHOUSE PARTNERS, L.P.                    GREENTREE PARTNERS, L.P.

By: /s/ Gary K. Duberstein                   By: Greenhut, L.L.C.
    -----------------------------                General Partner
    Gary K. Duberstein
    General Partner                              By: /s/ Gary K. Duberstein
                                                     -------------------------
                                                     Gary K. Duberstein
                                                     Member


GREENHUT, L.L.C.                             GREENSEA OFFSHORE, L.P.

By: /s/ Gary K. Duberstein                   By: Greenhut Overseas, L.L.C.
    -----------------------------                Investment General Partner
    Gary K. Duberstein
    Member                                       By: /s/ Gary K. Duberstein
                                                     -------------------------
                                                     Gary K. Duberstein
                                                     Member


GREENHUT OVERSEAS, L.L.C.                    GREENBELT CORP.

By: /s/ Gary K. Duberstein                   By: /s/ Alfred D. Kingsley
    -----------------------------                -----------------------------
    Gary K. Duberstein                           Alfred D. Kingsley
    Member                                       President


GREENWAY PARTNERS, L.P.

By: Greenhouse Partners, L.P.                /s/ Alfred D. Kingsley
    General Partner                          ---------------------------------
                                             Alfred D. Kingsley
    By: /s/ Gary K. Duberstein
        -------------------------
        Gary K. Duberstein                   /s/ Gary K. Duberstein
        General Partner                      ---------------------------------
                                             Gary K. Duberstein